Exhibit 10.4

9375 Chesapeake Street, Suite E 227 Telephone : 301-392-3651

Post Office Box 2727 Washington Metro: 301-753-1696

La Plata, Maryland 20646-2727 FAX: 301-753-1827

BEN DYER ASSOCIATES, INC.

Engineers/Surveyors/Planners

This Legal Description is attached to the survey entitled "Plat of Survey, Sheffield Greens Apartments" dated August 10, 2005

August 10, 2005

J -- A98567/6896

Legal Description

Parcel 'H'

Sheffield Neighborhood

St. Charles Community, LLC

6th Election District

Charles County, Maryland

Being a portion of the lands as conveyed by St. Charles Associates, L.P. to St. Charles Community, LLC by deed dated August 1, 1997 and recorded in Liber 2437 folio 104 among the Land Records of Charles County, Maryland, lying on the northern side of Billingsley Road near its intersection with St. Charles Parkway, also being all that piece or parcel of land known and designated as "Parcel H, Sheffield Neighborhood" in the Subdivision known as "St. Charles Community, LLC Sheffield Neighborhood, Parcel H, Sheets 1 and 2 as per plats thereof recorded among the Land Records of Charles County, Maryland in Plat Book 55, Folios 352 and 353; lying and being in the 6th Election District of Charles County, Maryland, and being more particularly described as follows:

Beginning for the same at a point lying on the northern right-of-way line of Billingsley Road, said point of beginning being perpendicular and opposite to and 72.00 feet northeasterly of Station 2+19.84 as shown on a plat entitled "Billingsley Road" and recorded in Plat Book 48, plat 169, 170; thence, leaving the point of beginning and running through, so as to cross and include a portion of the property of the aforesaid St. Charles Community LLC

North 25 degrees 26' 00" East 403.53 feet to a point; thence,

North 71 degrees 54' 25" East 74.28 feet to a point; thence,

South 74 degrees 11' 21" East 34.05 feet to a point; thence,

South 27 degrees 40' 41" East 170.15 feet to a point; thence

South 84 degrees 21' 55" East 100.67 feet to a point; thence

South 69 degrees 25' 54" East 51.51 feet to a point; thence

North 82 degrees 12' 14" East 78.62 feet to a point; thence

South 63 degrees 06' 02" East 20.69 feet to a point; thence

South 37 degrees 34' 43" East 80.78 feet to a point; thence

South 80 degrees 03' 02" East 30.51 feet to a point; thence

South 21 degrees 05' 39" East 85.91 feet to a point; thence

South 87 degrees 44' 01" East 54.12 feet to a point; thence

North 73 degrees 38' 42" East 112.82 feet to a point; thence

North 48 degrees 22' 38" East 73.86 feet to a point; thence

South 71 degrees 58' 02" East 103.75 feet to a point; thence

South 37 degrees 55' 04" East 56.34 feet to a point; thence

South 62 degrees 15' 51" East 101.26 feet to a point; thence

North 61 degrees 23' 22" East 115.85 feet to a point; thence

North 86 degrees 29' 56" East 16.09 feet to a point; thence

North 58 degrees 32' 07" East 78.38 feet to a point; thence

South 70 degrees 13' 43" East 31.45 feet to a point; thence

South 07 degrees 12' 41" East 60.64 feet to a point; thence

South 52 degrees 32' 18" East 72.62 feet to a point; thence

North 81 degrees 23' 36" East 58.53 feet to a point; thence

North 48 degrees 42' 19" East 28.06 feet to a point; thence

North 10 degrees 10' 46" West 27.02 feet to a point; thence

North 08 degrees 07' 06" East 127.33 feet to a point; thence

South 43 degrees 54' 11" East 240.70 feet to a point, thence

South 01 degrees 05' 49" West 28.28 feet to a point; thence

South 46 degrees 05' 49" West 46.60 feet to a point of curvature; thence

117.13 feet along the arc of a curve, deflecting to the left, having a radius of 530.00 feet and a chord bearing and distance of South 39 degrees 45' 56" West, 116.89 feet to a point; thence

South 33 degrees 26' 04" West 102.74 feet to a point of curvature; thence

171.42 feet along the arc of a curve, deflecting to the right, having a radius of 440.00 feet and a chord bearing and distance of South 44 degrees 35' 42" West, 170.33 feet to a point; thence

South 55 degrees 45' 21" West 176.03 feet to a point of curvature; thence

56.19 feet along the arc of a curve, deflecting to the left, having a radius of 400.24 feet and a chord bearing and distance of South 51 degrees 44' 03" West, 56.14 feet to a point; thence

South 47 degrees 42' 46" West 107.76 feet to a point; thence

North 87 degrees 17' 14" West 48.78 feet to a point lying on the northern right-of-way line of the said Billingsley Road; and thence with the northern right-of-way line of the said Billingsley Road,

30.75 feet along the arc of a curve, deflecting to the left, having a radius of 2136.08 feet and a chord bearing and distance of North 50 degrees 22' 53" West, 30.75 feet to a point; thence

52.19 feet along the arc of a curve, deflecting to the left, having a radius of 202.58 feet and a chord bearing and distance of North 58 degrees 12' 25" West, 52.05 feet to a point; thence

52.30 feet along the arc of a curve, deflecting to the right, having a radius of 256.90 feet and a chord bearing distance of North 59 degrees 45' 19" West, 52.21 feet to a point; thence

258.11 feet along the arc of a curve, deflecting to the left, having a radius of 1910.00 feet and a chord bearing and distance of North 57 degrees 47' 40" West, 257.91 feet to a point; thence

77.86 feet along the arc of a curve, deflecting to the right, having a radius of 696.94 feet and a chord bearing and distance of North 58 degrees 27' 55" West, 77.82 feet to a point; thence

77.71 feet along the arc of a curve, deflecting to the left, having a radius of 414.78 feet and a chord bearing and distance of North 60 degrees 37' 56" West, 77.60 feet to a point; thence

North 66 degrees 00' 00" West 90.00 feet to a point; thence

North 21 degrees 00' 00" West 42.43 feet to a point; thence

North 66 degrees 00' 00" West 60.00 feet to a point; thence

South 69 degrees 00' 00" West 42.43 feet to a point; thence

North 66 degrees 00'00" West 470.14 feet to the point of beginning, containing 16.2769 acres more or less, and known as "Parcel H, Sheffield Neighborhood."

BEN DYER ASSOCIATES, INC.

_August 10, 2005__________________ BY: ________/s/_____________________

Date William Wesley Tomlinson

Professional Land Surveyor

Maryland No. 10725